               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20509

                            FORM 8-K

                         CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                        November 1, 1999
                        ----------------
                         Date of Report
               (Date of Earliest Event Reported)


                   SIERRA HOLDINGS GROUP, INC.
                   ---------------------------
     (Exact Name of Registrant as Specified in its Charter)


        NEVADA                       333-72019              87-0576421
        ------                       ---------              ----------
(State or other juris-          (Commission File No.)       (IRS Employer
diction of incorporation)                                    I.D. No.)


                 2907 Bay to Bay Boulevard, Suite 203
                        Tampa, Florida 33629
                        --------------------
               (Address of Principal Executive Offices)


                            813-835-8813
                            ------------
                   Registrant's Telephone Number


                         4843 Wallace Lane
                     Salt Lake City, Utah 84117
                     --------------------------
        (Former Name and Address of Principal Executive Offices)













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Item 1.   Changes in Control of Registrant.

     (a) On November 1, 1999, Steven D. Moulton, Jeff Taylor and Michelle Wheeler resigned as directors and executive officers of Sierra Holdings Group, Inc., a Nevada corporation (the "Company"), and the following persons were elected to the Board of Directors: Raymond B. Miller; Merle Steele; and Arthur
S. Fyvolent.

     On November 2, 1999, Steven D. Moulton transferred 3,630,000
"unregistered" and "restricted" shares of the Company to four individuals and two corporations in consideration of the sum of $180,000.

     Messrs. Miller, Fyvolent and Steele were appointed to the positions of President, Vice President and Secretary/Treasurer, respectively, on November 11, 1999.

     The change in its directors and executive officers has caused a change in control of the Company. In addition, the holdings of Steven D. Moulton, who owned approximately 72.8% of the Company's outstanding common stock immediately prior to the change in control, have been reduced to approximately 7.7% of its outstanding common stock. As a result, Mr. Moulton may no longer be deemed to control the Company by virtue of his ownership of a majority of its issued and outstanding shares.

     The following table contains information regarding the share holdings of the Company's directors and executive officers and those persons who beneficially own more than 5% of the Company's common stock, taking into account the transactions discussed above:

                                                   Percent of
 Name                Title            No. of Shares       Outstanding Shares
 ----             -----          -------------     ------------------

Millennium        Stockholder    1,330,000             23.8%
Health Products,
Inc.

NEXTDigital,      Stockholder    1,150,000 (1)         20.6%
Inc.

Merle Steele      Director         500,000              9.0%
                  Vice President
                  Stockholder

Jeff Taylor       Former Director  500,334              9.0%
                  Former Vice Pres.
                  Stockholder

Michelle Wheeler  Former Director  500,334              9.0%
                  Former Sec/Treas.
                  Stockholder

Steven D.         Former Director  427,679              7.7%
Moulton           Former President
                  Stockholder

John Muzio        Stockholder      250,000              4.5%

Joseph Muzio      Stockholder      250,000              4.5%

Raymond B.        Director             -0- (1)          -0-
Miller            President

Arthur S.         Director             -0- (1)          -0-
Fyvolent          Secretary/
                  Treasurer


     (1) Messrs. Miller and Fyvolent are executive officers and the principal stockholders of NEXTDigital, Inc. As a result, the shares held by NEXTDigital, Inc., may also be deemed to be beneficially owned by Messrs. Miller and Fyvolent.


     (b) Present management of the Company may be deemed to control InsiderStreet.com, Inc., a Florida corporation ("InsiderStreet"), which is an internet-based provider of investor relations marketing services for micro and small capitalization public companies. The Company and InsiderStreet are preparing to enter into an Agreement and Plan of Reorganization (a "Plan") by which the Company would acquire all of the issued and outstanding shares of InsiderStreet in exchange for approximately 2,480,000 "unregistered" and "restricted" shares of the Company's common stock. At the same time, the 2,480,000 shares currently held by Millennium Health Products, a Florida corporation; and NEXTDigital, Inc., a Florida corporation, would be contributed back to the treasury of the Company. Millenium Health Products and NEXTDigital collectively own 100% of InsiderStreet's issued and outstanding shares. The consummation of any such transaction would not result in any change in the current ownership of the Company by these entities.

     The Company has not yet entered into any formal arrangement with InsiderStreet. It can provide no assurance that any Plan will be completed or that, if it is, the operations of the Company and InsiderStreet will be successful. In the event that such a transaction is completed, the Company will timely file with the Securities and Exchange Commission a Current Report on Form 8-K disclosing its terms.

                               Management

     Raymond B. Miller, President and Director. Mr. Miller, age 36, has over 16 years' experience in sales, marketing and company start-up experience. He began his career as a sales intern for U. S. Telephone in Dallas, Texas at the age of 16. He has also worked with such companies as International Telecharge and Worldcom. While at International Telecharge, Mr. Miller developed and managed the Telecharge Phone product. In 1994, Mr. Miller co-founded NEXTDigital and is its Vice President. He is also the President and a director of InsiderStreet.

     Merle M. Steele, Vice President and Director. Mr. Steele is 59 years of age. He has over 32 years of corporate management and start-up experience. Mr. Steele spent over 14 years in the fashion garment industry both in national sales and management roles and in senior management positions in the irrigation construction industry. He also has spent eight years in the insurance and financial industries. Mr. Steele is the Vice President and a director of InsiderStreet.

     Arthur S. Fyvolent, Secretary/Treasurer and Director. Mr. Fyvolent, age 42, has over 20 years' experience in advertising and marketing. Following his graduation in 1980 from the University of South Florida, he worked for Benito Advertising and Ensslin and Hall Advertising, where he became the youngest account executive in its 20-year history. Mr. Fyvolent opened his own advertising agency in late 1988. He co-founded NEXTDigital with Mr. Miller in 1994, and is currently its President and Chief Executive Officer. Mr. Fyvolent is also the Secretary/Treasurer and a director of InsiderStreet.

Item 2.   Acquisition or Disposition of Assets.

     None; not applicable. However, upon the completion of a Plan with InsiderStreet, the Company would acquire all of the issued and outstanding common stock of InsiderStreet and InsiderStreet would become a wholly-owned subsidiary of the Company. See Item 1 of this Report.

Item 3.   Bankruptcy or Receivership.

     None; not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

     None; not applicable.

Item 5.   Other Events.

     None; not applicable.

Item 6.   Resignations of Registrant's Directors.

     On November 1, 1999, Steven D. Moulton, Jeff Taylor and Michelle Wheeler, who were the pre-Plan directors and executive officers of the Company, resigned and designated Messrs. Miller, Steele and Fyvolent to serve on the Board of Directors. Each of these persons will serve until the next annual meeting of the Company's stockholders or until their prior deaths, resignations or terminations and the appointment and qualification of their successors. See Item 1 of this Report.

     Neither Messrs. Moulton and Taylor nor Ms. Wheeler resigned their positions because of any disagreement with the Company on any matter relating to its operations, policies or practices.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

      (a) Financial Statements of Business Acquired.

          None; not applicable.

      (b) Pro Forma Financial Information.

          None; not applicable.

          Exhibits

          None; not applicable.

Item 8.   Change in Fiscal Year.

          None; not applicable.


                           SIGNATURES


          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SIERRA HOLDINGS GROUP, INC.


Date: 11/17/99             By: /s/ Raymond B. Miller
     ---------                --------------------------------------
                              Raymond B. Miller
                              President and Director


Date: 11/17/99             By: /s/ Merle M. Steele
     ---------                --------------------------------------
                              Merle M. Steele
                              Secretary/Treasurer and Director


Date: 11/17/99             By: /s/ Arthur S. Fyvolent
     ---------                --------------------------------------
                              Arthur S. Fyvolent
                              Vice President and Director